FIRST MODIFICATION OF
             AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST MODIFICATION OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Modification Agreement") is entered into as of February 25, 2000, by and among AMRESCO, INC., a Delaware corporation ("AMRESCO"), the Subsidiaries of AMRESCO listed as Borrowers on the signature pages hereof (together with AMRESCO, collectively referred to herein as the "Borrowers", and each such entity referred to herein as a "Borrower"), and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Administrative Agent
("Administrative  Agent"), for and on  behalf  of  the  Lenders
(defined below).

                      W I T N E S S E T H:

     WHEREAS, reference is made to the credit facilities made pursuant to and governed by that certain Amended and Restated Credit Agreement (as amended, the "Credit Agreement") dated as of January 18, 2000, executed by and among the Borrowers, Administrative Agent, and the financial institutions, funds and other entities from time to time designated as "Lenders" therein (the "Lenders");

     WHEREAS, the Credit Agreement was executed in amendment and restatement of that certain Credit Agreement dated as of August 12, 1998, among AMRESCO, as borrower, certain of the other Borrowers, as guarantors, Administrative Agent, and the Lenders, as amended and supplemented;

     WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement; and

     WHEREAS, the Lenders, acting through Administrative Agent pursuant to the Credit Agreement, have agreed to the requested modifications, subject to and upon the terms and conditions contained herein.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that, for and in consideration of the terms, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Administrative Agent, for and on behalf of the Lenders, and Borrowers hereby agree as follows:

     1.    Definitions.   (a) The following definition  shall  be
inserted  in  alphabetical order in Section  1.1  of  the  Credit
Agreement:

          (i) "Lend Lease Consent Holdbacks" means amounts held back from the gross cash purchase price to be paid to the sellers under the Lend Lease Agreement for the following items up to the maximum indicated amounts:
     (a) Holdback of $5,000,000 pending receipt of consent from the Japanese Ministry of Justice for the transfer of AMRESCO's ownership in AMRESCO Japan, Inc. to the purchasers under the Lend Lease Agreement; and
     (b) Holdback of up to $6,400,000 pending receipt of consent to the assignment of various agreements between AMRESCO Capital,. L.P. ("ACLP") and Teachers Insurance and Annuity Association related to certain commercial mortgage loans originated by ACLP to the purchasers under the Lend Lease Agreement.

          (b) The definition of "Transition Date" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

          "Transition Date" means the earlier of (i) the Lend Lease Closing Date and (ii) the date on which the Borrowers are obligated to make a principal payment on the Term Loans pursuant to Section 2.2.1(a)."

     2. Extended Date for Lend Lease Required Payment. The outside date for the payment of the Lend Lease Required Payment is extended to April 6, 2000. Accordingly, the date of
"February   29,  2000"  set  forth  in  the  first  sentence   of
Section 2.2.1(a) of the Credit Agreement is amended to be "April 6, 2000."

     3. Lend Lease Consent Holdbacks. If and to the extent that the cash proceeds received by the sellers under the Lend Lease Agreement upon closing thereof is reduced by virtue of any Lend Lease Consent Holdbacks, then 95% of any such amounts subsequently paid to the sellers shall be paid to Administrative Agent for application to the Term Loans in accordance with
Section  2.2.1  of  the Credit Agreement,  and,  as  provided  in
Section 2.7(b) of the Credit Agreement, if Term Loan B is paid in full, then any such amounts shall be applied to amounts outstanding under the Revolving Credit Facility, and the Revolving Commitment shall be reduced by the amount so applied. Accordingly, Section 2.2.1(d) of the Credit Agreement is amended to read as follows:

          "(d) On any day that a principal payment is made on the Lend Lease Holdback Note or any portion of the Lend Lease Consent Holdbacks is paid to AMRESCO or any other seller under the Lend Lease Agreement, an amount equal to 95% of such payment (or 85% of such payment if neither the SREP Sale Date nor Structured Real Estate Asset Sales for all or substantially all [as defined in
     Section 2.2.1(b)] of the SREP Assets have occurred, with such 10% difference being included in the Lend Lease Deferral)."

     4. Transition Date Borrowing Base Certificate. To be able to determine compliance with the Borrowing Base requirements of
Section 7.24.4 of the Credit Agreement and the amount of any payment(s) on the Credit Facilities due to a Borrowing Base deficiency after the Transition Date pursuant to Section 2.2.4 of the Credit Agreement, AMRESCO, for itself and the other Borrowers, shall furnish to Administrative Agent within five (5) Business Days after the Transition Date a pro forma Borrowing Base Certificate calculating the Borrowing Base for the Revolving Credit Facility and the Term Loan Facilities, in form acceptable to Administrative Agent. Accordingly, Section 7.1(ix) of the Credit Agreement is amended to add the following sentence at the end of that Section:

          "In addition, AMRESCO shall prepare and deliver to Administrative Agent within five (5) Business Days after the Transition Date, a pro forma Borrowing Base Certificate, in form and methodology acceptable to Administrative Agent, calculating the Borrowing Base for the Revolving Credit Facility (calculated pursuant to Schedule 11) and the Borrowing Base for the Term Loan Facilities (calculated pursuant to Schedule 12) as of the first (1st) Business Day after the Transition Date, and such Borrowing Base Certificate shall be a Borrowing Base Certificate for all purposes hereunder, including without limitation for purposes of
     Section  2.2.4  and  for  calculating  compliance  with
     Section 7.24.4 from and after the date following the Transition Date."

     5. Covenant Amendments. The following amendments are made to the referenced covenants contained in the Credit Agreement:

          (a) Minimum Consolidated Tangible Net Worth: The outside date for the Change Date (as defined in Section 7.24 of the Credit Agreement) is extended until April 6, 2000. Accordingly, the date of "March 1, 2000" set forth in clause (a) of Section 7.24.1 of the Credit Agreement is amended to be "April 6, 2000."

          (b)   Leverage  Ratio:   The  term  "Change  Date"   in
Section 7.24.2 of the Credit Agreement is expressly understood to refer to the amended definition of Change Date set forth in the preceding Section 4(a) hereof.

           (c)   Interest/Dividend Coverage Ratio: Section 7.24.3
of  the  Credit  Agreement is hereby  amended  to  read  in   its
entirety as follows:

          "Section 7.24.3. Interest/Dividend Coverage Ratio. Borrowers shall not permit the Interest/Dividend Coverage Ratio to be less than (a) on December 31, 1999, .80 to 1.00, (b) from January 1, 2000 though
     March 31, 2000, .85 to 1.00, and (c) from and after April 1, 2000, 1.35 to 1.00."

          (d)  Borrowing Base Requirement.  Section 7.24.4 of the
Credit Agreement is hereby amended to read in its entirety as follows:

          "Section 7.24.4. Borrowing Base Requirement. Borrowers shall not permit the Borrowing Base Coverage Ratio (as indicated on Schedules 10, 11 and 12, as applicable) to be less than (a) 1.05 to 1.00 prior to and on the Transition Date for all the Credit
     Facilities  as  calculated  pursuant  to  Schedule  10,
     (b) 1.25 to 1.00 after the Transition Date for the Revolving Credit Facility as calculated pursuant to
     Schedule 11, (c) if the Transition Date has occurred by March 30, 2000, 2.00 to 1.00 after the Transition Date through March 30, 2000, for the Term Loan Facilities as calculated pursuant to Schedule 12, or (d) 4.00 to 1.00 from and after the later to occur of the Transition Date or March 31, 2000, for the Term Loan Facilities as calculated pursuant to Schedule 12. Compliance with this Section 7.24.4 from and after the Transition Date until the date for delivery of the next month-end Borrowing Base Certificate shall be determined from the pro forma Borrowing Base Certificate to be delivered pursuant to the last sentence of Section 7.1(ix)."

     6. SREP Sale Date. Borrowers and Administrative Agent, for and on behalf of the Lenders, acknowledge and agree that with the closing of the SREP-Ocwen Sale on January 18, 2000, the SREP Sale Date has occurred for all purposes under the Credit Agreement.

     7. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Credit Agreement and as used in the Credit Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith.

     8. Conditions Precedent to this Modification Agreement. As conditions precedent to this Modification Agreement and the modifications to the Credit Agreement pursuant hereto and the consents granted hereunder, all of the following shall have been satisfied:

          (a)   The  Borrowers and Guarantors shall have executed
and   delivered   to   Administrative  Agent  this   Modification
Agreement;

          (b) The Borrowers shall have delivered to Administrative Agent all corporate resolutions, consents, powers of attorney, certificates or documents as Administrative Agent may request relating to (i) the existence of Borrowers, and
(ii) the corporate and partnership authority for the execution and validity of this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Administrative Agent;

          (c) The Borrowers shall have paid all applicable amendment, administration and other fees as agreed in connection with this Modification Agreement; and

          (d) If applicable, Borrowers shall have caused to be executed and delivered to Administrative Agent a Supplement to the Loan Documents to add any additional Subsidiaries of AMRESCO required pursuant to Section 5.13 of the Credit Agreement as Borrowers or Guarantors, as the case may be, and as assigning or pledging parties under the Collateral Assignment, the Security Agreement and the Pledge Agreement, and Administrative Agent shall have received all such corporate existence and authority documentation, resolutions and other agreements, stock certificates and other equity ownership certificates, stock powers, financing statements, instruments and certificates as Administrative Agent shall reasonably require with respect to such additional Borrowers and/or Guarantors. Borrowers shall also have caused to be executed and/or delivered to Administrative Agent such modifications to the Stock Pledge Agreement and such stock certificates of, or other evidences of equity interests in, the Excluded Subsidiaries (with stock powers as applicable) to effectively evidence and perfect the Lenders' security interests therein.

     9. Reaffirmation of Debt and Liens. Each Borrower acknowledges and agrees that it is well and truly indebted to the Lenders pursuant to the terms of the Notes, the Credit Agreement and the other Loan Documents, as modified hereby, and that all liens and security interests securing the Obligations are and remain in full force and effect.

     10. No Implied Waivers. None of the amendments or modifications provided for herein shall be deemed a consent to or waiver of any breach of the same or any other covenant, condition or duty. The Borrowers and the Guarantors acknowledge and understand that Administrative Agent and the Lenders have no obligation to further amend or modify the Credit Agreement, any of the other Loan Documents or any of the terms, provisions or covenants thereof, and that Administrative Agent and the Lenders have made no representations regarding any such amendments or modifications. No failure or delay on the part of Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Modification Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof or of the exercise of any other right, power or privilege.

     11. Representations and Warranties. Each of the Borrowers and Guarantors hereby represent and warrant to Administrative
Agent and the Lenders that (a) the execution, delivery, and performance by the Borrowers and the Guarantors of this Modification Agreement and compliance with the terms and provisions hereof (i) have been duly authorized by all requisite action on the part of each such Person and (ii) do not, and will not, violate or conflict with, or result in a breach of, or require any consent under (A) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (C) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and (c) no Default has occurred and is continuing.

     12. Release of Claims. Each of the Borrowers and the Guarantors hereby acknowledge and agree that none of them has any, and there are no, claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of any Borrower, any Guarantor or any Subsidiary created or evidenced by the Credit Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, each Borrower and each Guarantor hereby waives (to the fullest extent permitted by applicable law), and hereby releases each of Administrative Agent and each of the Lenders from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     13. Ratification. Except as otherwise expressly modified by this Modification Agreement, all terms and provisions of the Credit Agreement, the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     14. Payment of Expenses. Borrowers shall pay to Administrative Agent, for and on behalf of the Lenders, upon demand, the reasonable attorneys' fees and expenses of Administrative Agent's counsel and all filing and recording fees and other reasonable expenses incurred by Administrative Agent in connection with this Modification Agreement.

     15. Current Borrowers, Guarantors and Excluded Subsidiaries. Borrowers represent that the Subsidiaries of AMRESCO that are required to be a "Borrower" or a "Guarantor", respectively, under the Credit Agreement and related Loan Documents as of the date hereof, are and remain only the initial Borrowers and Guarantors that executed the Credit Agreement, and there are no additional Borrowers or Guarantors to be added by a Supplement to the Loan Documents, and that BEI Sanjac, Inc. has merged into AMRESCO Consolidated Corp. and is, therefore, no longer a Borrower.

     16. Further Assurances. AMRESCO and the other Borrowers shall execute and deliver to Administrative Agent such other documents as may be necessary or as may be required, in the opinion of Administrative Agent and/or counsel to Administrative Agent, to effect the transactions contemplated hereby and to create, evidence, perfect and protect the Lenders' Liens and security interests, and the rights and remedies of Administrative Agent and/or the Lenders under the Loan Documents.

     17.   Binding Agreement.  This Modification Agreement  shall
be  binding upon, and shall inure to the benefit of, the  parties
hereto,   and   the   Lenders,   and   their   respective   legal
representatives, successors and assigns.

     18. Enforceability. In the event the enforceability or validity of any portion of this Modification Agreement, the Credit Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

     19. Choice of Law. THIS MODIFICATION AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

     20. Counterparts. This Modification Agreement may be executed in multiple counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

     21. Entire Agreement. This Modification Agreement, the Credit Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

     THIS MODIFICATION AGREEMENT AND THE OTHER WRITTEN INSTRUMENTS, AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION WITH THIS MODIFICATION AGREEMENT, AND THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, this Modification Agreement is executed effective as of the date first written above.

                         BORROWERS:

                         AMRESCO, INC., a Delaware corporation


                         By:
                         Name:
                              __________________________________________
                         Title:
                              __________________________________________


                         AFC EQUITIES INVESTORS, INC.
                         AFC EQUITIES, L.P.
                         AFC EQUITIES MANAGEMENT, INC.
                         AMREIT HOLDINGS, INC.
                         AMREIT MANAGERS G.P., INC.
                         AMREIT MANAGERS, L.P.
                         AMRESCO 1994-N2, INC.
                         AMRESCO ATLANTA INDUSTRIAL, INC.
                         AMRESCO BUILDERS GROUP, INC.
                         AMRESCO CAPITAL CONDUIT CORPORATION
                         AMRESCO CAPITAL LIMITED, INC.
                         AMRESCO CAPITAL, L.P.
                         AMRESCO CMF, INC.
                         AMRESCO COMMERCIAL FINANCE, INC.
                         AMRESCO CONSOLIDATION CORP.
                         AMRESCO CONSUMER ACQUISITIONS CORP.
                         AMRESCO CONSUMER INVESTMENTS, L.P.
                         AMRESCO CONSUMER RECEIVABLES CORPORATION
                         AMRESCO EQUITY INVESTMENTS, INC.
                         AMRESCO EQUITY INVESTMENTS II, INC.
                         AMRESCO FINANCE AMERICA CORPORATION
                         AMRESCO FINANCIAL I, INC.
                         AMRESCO FINANCIAL I, L.P.
                         AMRESCO FUNDING CORPORATION
                         AMRESCO-INSTITUTIONAL, INC.
                         AMRESCO INSURANCE SERVICES, INC.
                         AMRESCO INVESTMENTS, INC.
                         AMRESCO MANAGEMENT, INC.
                         AMRESCO-MBS I, INC.
                         AMRESCO MBS-II, INC.
                         AMRESCO MORTGAGE CAPITAL, INC.
                         AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
                         AMRESCO MORTGAGE SERVICES LIMITED, INC.
                         AMRESCO NEW ENGLAND, INC.
                         AMRESCO NEW ENGLAND II, INC.
                         AMRESCO NEW ENGLAND, L.P.
                         AMRESCO NEW ENGLAND II, L.P.
                         AMRESCO NEW HAMPSHIRE, INC.
                         AMRESCO NEW HAMPSHIRE, L.P.
                         AMRESCO OVERSEAS, INC.
                         AMRESCO PORTFOLIO INVESTMENTS, INC.
                         AMRESCO PRINCIPAL MANAGERS I, INC.
                         AMRESCO PRINCIPAL MANAGERS II, INC.
                         AMRESCO RECEIVABLES MANAGEMENT CORP.
                         AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                         AMRESCO RESIDENTIAL CREDIT CORPORATION
                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                         AMRESCO RESIDENTIAL PROPERTIES, INC.
                         AMRESCO SERVICES, L.P.
                         AMRESCO VENTURES, INC.
                         ASSET MANAGEMENT RESOLUTION COMPANY
                         BEI 1992 - N1, INC.
                         BEI 1993 - N3, INC.
                         BEI 1994 - N1, INC.
                         BEI MULTI-POOL, INC.
                         BEI PORTFOLIO INVESTMENTS, INC.
                         BEI PORTFOLIO MANAGERS, INC.
                         BEI REAL ESTATE SERVICES, INC.
                         COMMONWEALTH TRUST DEED SERVICES, INC.
                         ENT MIDWEST, INC.
                         ENT NEW JERSEY, INC.
                         ENT SOUTHERN CALIFORNIA, INC.
                         EXPRESS FUNDING, INC.
                         FINANCE AMERICA CORPORATION
                         GRANITE EQUITIES, INC.
                         HF ACQUISITION SUB, INC.
                         HOLLIDAY FENOGLIO FOWLER, L.P.
                         LIFETIME HOMES, INC.
                         MORTGAGE INVESTORS CORPORATION
                         MSPI, INC.
                         OAK CLIFF FINANCIAL, INC.
                         PRESTON HOLLOW ASSET HOLDINGS, INC.
                         QUALITY FUNDING, INC.

                         By:  AMRESCO, INC., a Delaware corporation,
                              as agent and attorney-in-fact

                         By:
                         Name:
                         Title:


                         ACKNOWLEDGED AND AGREED TO as of the
                         25th day of February, 2000, by:


                         GUARANTORS:

                         AMRESCO INDEPENDENCE FUNDING, INC.

                         By:  AMRESCO, INC., a Delaware corporation,
                              as agent and attorney-in-fact


                         By:
                         Name:
                         Title:


                         AMRESCO UK HOLDINGS LIMITED


                         By:
                         Name:
                         Title:


                         By:
                         Name:
                         Title:


                         AMRESCO JERSEY VENTURES LIMITED


                         By:
                         Name:
                         Title:


                         AMRESCO CANADA INC.


                         By:
                         Name:
                         Title:


                         AMRESCO EQUITIES CANADA INC.


                         By:
                         Name:
                         Title:


                         AMRESCO FUNDING CANADA INC.


                         By:
                         Name:
                         Title:



                         ADMINISTRATIVE AGENT:

                         BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for and on behalf of the Lenders


                         By:
                                   Elizabeth Kurilecz
                                   Managing Director